SCHEDULE 14A INFORMATION


                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by Registrant        [ X ]

Filed by Party other than Registrant        [    ]


[  ]   Preliminary Proxy Statement

[  ]   Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))

[X ]   Definitive Proxy Statement

[  ]   Definitive Additional Materials

[  ]   Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12



                              Tatonka Energy, Inc.
             -----------------------------------------------------
                (Name of Registrant as Specified in its Charter)


                              Common Stock (Voting)
             -----------------------------------------------------
              (Title of Class of Securities to Which Proxy Applies)

                                    5,515,556
             -----------------------------------------------------
             (Aggregate Number of Securities to which Proxy Applies)

                              TATONKA ENERGY, INC.
                 10850 Switzer Rd., Suite 111, Dallas, TX 75238

             PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS
                OF TATONKA ENERGY, INC. TO BE HELD JULY 15, 1997

         This Proxy Statement is furnished to shareholders of Tatonka Energy, Inc., an Oklahoma corporation (the "Company), in connection with the solicitation, on behalf of the Board of Directors of the Company, of proxies to be used at the Annual Meeting of Shareholders (the "Meeting") to be held at 10850 Switzer Rd., Suite 111, Dallas Texas 75238, at 11:00 a.m., Central Standard Time, or at any adjournment thereof. The persons named as proxies in the enclosed form were selected by the Board of Directors of the Company.

         This Proxy Statement and the accompanying proxy are solicited on behalf of the Board of Directors of the Company and are first being mailed to shareholders on or about June 21, 1997. The Annual Report to Shareholders, including financial statements for the fiscal year ended December 31, 1996, is also included herewith. Upon written request, and at no charge to the shareholder, the 1996 10-KSB and the 10-QSB covering the first quarter of the 1997 fiscal year of the Company will be furnished.


                                     GENERAL

Outstanding Shares and Voting Rights
         On June 11, 1997, the "Record Date," the Company had outstanding 5,515,556 shares of common stock, par value $.001 (the "Common Stock"), all of which shares were voting shares. The presence, in person or by proxy, of the holders of at least one third of the outstanding shares of Common Stock is necessary to constitute a quorum of such class at the Meeting. Shareholders have no cumulative voting rights.
         Any person signing and mailing the enclosed proxy may vote in person if in attendance at the Meeting. Proxies may be revoked at any time before they are voted by notifying the Secretary of such revocation, in writing, at the Meeting, or by submitting a later dated proxy. Shareholders are encouraged to vote on the matters to come before the Meeting by marking their preferences on the enclosed proxy and by dating, signing, and returning the proxy in the enclosed envelope. If a preference is not indicated on a proxy, the proxy will be voted "FOR" the nominees to serve as directors of the Company; and "FOR" the grant of authority to select new independent auditors.
         It is not anticipated that matters other than those described above and in the Notice of Annual Meeting, to which this Proxy Statement is appended, will be brought before the Meeting for action, but if any other matters properly come before the Meeting, it is intended that votes thereon will be cast pursuant to said proxies in accordance with the best judgment of the proxy holders.
         With respect to the tabulation of votes on any matter, abstentions are treated as present or represented and entitled to vote at the Meeting, while non-votes by nominees are treated as not being present or represented and not entitled to vote at the Meeting.

Record Date
         The close of business on June 11, 1997 has been fixed as the Record Date for the determination of shareholders entitled to receive notice of and to vote at the Meeting. Each outstanding share of Common Stock is entitled to one
(1) vote on all matters herein.

Expenses of Solicitation
         The expenses of solicitation of proxies will be borne by the Company, including expenses in connection with the preparation and mailing of this Proxy Statement and all documents which now accompany or may hereafter supplement it. Solicitations will be made only by the use of the mails, except that, if deemed desirable, officers and regular employees of the Company may solicit proxies by telephone, telegraph, or personal calls. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the Common Stock held of record by such persons and that the Company will reimburse them for their reasonable expenses incurred in connection therewith.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
                        OFFICERS, DIRECTORS AND NOMINEES

         The following table sets forth, as of June 11, 1997 the "Record Date," certain information with respect to all persons known to the Company to be the beneficial owners of record, directly or indirectly, of more than five percent (5%) of the outstanding Common Shares of the Company on the record date of the Meeting, as well as the current holdings, if any, of each person who has been a director or executive officer of the Company since the beginning of last year and of Nominees for the Board of Directors. As of the Record Date, there were 5,515,556 outstanding shares of Common Stock, with each share entitled to one vote.


Name and Address                                      Amount and Nature of               Percent
of Beneficial Owner                                   Beneficial Ownership               of Class
-------------------                                   --------------------               --------
Verde, Inc.                                           2,051,136                          37.0%
10850 Switzer Rd., Ste 111, Dallas, TX 75238
(including Richard A. Green, as Shareholder and
officer of Verde, Inc. and Officer and Director of
Tatonka Energy, Inc., 1996-97
Joe Love (Director)                                   523,295                            9.49%
1601 N.W.Expressway, Ste 2101
Oklahoma City, OK
(including holdings of family members)
Joe Foor (Director)                                   27,413                             0.49%
3535 NW Parkway
Dallas, TX 75225
(including holdings of wife, Anne Foor)
C.J. Lett, III (former officer or director)           0                                  0
9320 E. Central, Wichita, Kansas 67206
Keith McFall (former officer or director)             0                                  0
One Leadership Square, 12th Floor,
211 N. Robinson, Oklahoma City, OK 73116
Gerald Jardine (former officer or director)           0                                  0
9320 E. Central, Wichita, Kansas 67206
Dean Pattison (former officer or director)            0                                  0
9320 E. Central, Wichita, Kansas 67206

         As of the record date for the Meeting, the following persons were shown on the records of the Company to own an interest in the Company: CEDE & Co. owned 343,955 shares (6.24%) of Common Stock registered in the name of CEDE & Co., or other intermediary registrars, but for which they are not the beneficial owner, and the Company has no knowledge regarding the beneficial owners of such shares; CDS & Co. owned 1,488,051 shares (26.98%) of Common Stock registered in the name of CDS & Co. NCI Account, or other registrars, but for which they are not the beneficial owner, and the Company has no knowledge regarding the beneficial owners of such shares.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         For the audit of Fiscal Year 1996, the Company retained the services of Grant Thronton, LLP, a firm of Certified Public Accountants. Representatives of Grant Thornton, LLP are not expected to be present at the Meeting for which the accompanying proxy form is being solicited, nor are they expected to be available to answer any questions by shareholders at said Meeting, though such representatives are welcome to submit any statement to the shareholders at such Meeting.

               APPROVAL OF BOARD AUTHORITY TO SELECT NEW AUDITORS

         Subject to approval by the shareholders, the Board of Directors will select a new firm of certified public accountants to serve as the auditors for the Company (the "Auditors") for the year ending December 31, 1997, such selection to be made at a future date.
         The Company has previously used Grant Thornton, LLP, a prestigious, nationally recognized firm of certified public accountants as its auditors. However, in agreement with representatives of Grant Thonton, the Company is of the opinion that the current low level of activity in the Company does not warrant the expense associated with the use of such a prestigious national auditing firm. Therefore, Management seeks authority from the Shareholders to make the selection of the new auditors, at such future time as the Board of Directors may deem proper, and upon the condition that the Company's auditors be Certified Public Accountants duly qualified and experienced to conduct the
Company's annual audit, or such other audits as may be required from time-to-time for the Company and its business enterprises, and upon the further condition that the Auditors so chosen, and all associates of such Auditors, shall have no relationship with the Company or any affiliate of the Company other than the usual relationship that exists between independent public accountants and their clients. The firm of Grant Thornton, LLP has not resigned nor protested against any practice of the Company.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE GRANTING OF AUTHORITY TO SELECT NEW INDEPENDENT AUDITORS OF THE COMPANY FOR THE 1997 FISCAL YEAR AND THE PROXY, UNLESS OTHERWISE INDICATED THEREON, WILL BE VOTED "FOR" THE GRANTING OF SUCH AUTHORITY TO THE BOARD OF DIRECTORS.

                              ELECTION OF DIRECTORS

         Pursuant to the Bylaws of the Company, the Shareholders are to elect directors at the Meeting to hold office until the next Annual Meeting of Shareholders and until their successors shall be elected and shall qualify. The Board of Directors has fixed the number of directors at three (3) for the ensuing year.
         The Board of Directors has no reason to believe that any nominee will become unavailable. However, in the event that any of the nominees should become unavailable, proxies solicited by the Board of Directors will be voted for the election of substitute nominees or additional nominees designated by the Board of Directors.

Information Concerning Nominees
         Certain information as of the Record Date concerning the nominees to the Board of Directors of the Company is set forth above in the Section entitled "Security Ownership of Certain Beneficial Owners, Officers, Directors and Nominees, " based upon information provided by such nominees. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to such shares of Common Stock.
         The Company's nominees for the three (3) directorships are listed below with brief statements setting forth their principal occupations and other biographical information.
         Richard A. Green, Sr., is President of Verde, Inc. and has also served as the Company's President since the purchase of a controlling interest in Tatonka by Verde, Inc. Verde, Inc. is a holding company and controls five subsidiary corporations in several states, including several real estate development concerns, commercial and residential construction companies, and marketing firms. Mr. Green has been a principal in real estate development and construction projects for over 15 years. Mr. Green is 53 years old.
         Joe R. Love, has since 1983 served as Chairman of the Board of Directors of Partridge Capital Corporation, a venture capital firm headquartered in Oklahoma City, Oklahoma, and is co-founder and Chairman of Sinclair Capital Group, Inc. Mr. Love is also Co-Chairman of the Board of Skolniks, Inc., a thirty-six unit restaurant chain, and a member of the Board of Directors of First Cash, Inc., a public company which operates a chain of pawn shops. Mr. Love is a graduate of the University of Oklahoma with a BBA in Finance. Mr. Love is 58 years old.
         Joe Foor, joined the Board of Directors as of September 1996. Mr. Foor is a financial consultant based in Dallas, Texas and was instrumental in the acquisition of Company shares by Verde. Mr. Foor has previously held senior positions with Adams, Jones & Foor (Chairman of the Board), U.P. Corporate Finance, and Blyth Eastmon Dellon. Mr. Foor is 58 years old.

Committees of the Board
         The Company's Board of Directors had no Audit Committee, Compensation or Nomination Committees during 1996 and does not currently have an Audit, Compensation, or Nomination Committee.

Executive Officers
         Of the Company's executive officers, only one is a nominee for director and his background and principal occupation are described above under the heading "Security Ownership of Certain Beneficial Owners, Officers, Directors, and Nominees."

Board of Directors Meetings
         During the 1996 fiscal year, the Company's Board of Directors held no meetings. Since the purchase of Company shares by Verde, Inc., there have been no formal meetings, but there have been numerous Unanimous Resolutions passed upon by the Board of Directors.

Certain Relationships and Related Transactions
         No officer or director had transactions with or indebtedness to the Company in excess of $60,000 during the fiscal year ended December 31, 1996.
         Management of the Company during the year ending December 31, 1995 was performed by Bison Energy Corporation (affiliated with Heritage Resources, which was a controlling interest owner in the Company). Bison continued to manage the Company until August, 1996, under a monthly fee arrangement. Total fees charged were $24,000.00 and $29,000 for the years ended December 31, 1995 and 1994, respectively. Upon August 1, 1996, under the terms of a friendly change of control of the Company, the resignations of all the Officers and all but one of the Directors were obtained. Management of the Company was then assumed by Verde, Inc., the new controlling interest owner in the Company, under a similar monthly fee arrangement, utilizing a management company, International Green Team, Inc. (IGT). Total fees charged by Bison and IGT through December 31, 1996 were $24,000.00.

Compliance with Section 16(a) of the Securities Exchange Act
         Section 16(a) of the Securities Exchange Act of 1934 and the rules promulgated thereunder require that certain officers, directors and beneficial owners of the Company's Common Stock file various reports with the Securities and Exchange Commission (the "SEC"). Based solely upon a review of such reports filed with the SEC, the Company believes that, for the fiscal year ended December 31, 1996, no person filed a late report. Furthermore, as of the date of this Notice, the Company has no reason to believe that any such filings are now due or late.

         PROXIES SOLICITED BY THE BOARD OF DIRECTORS, IF PROPERLY SIGNED AND RETURNED, WILL BE VOTED "FOR" THE ELECTION OF THE THREE NOMINEES LISTED ABOVE AS DIRECTORS OF THE COMPANY, UNLESS OTHERWISE DIRECTED THEREIN.

                             EXECUTIVE COMPENSATION

Summary Compensation Table
         The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Company. During the last fiscal year, no executive officer of the Company received cash compensation, including bonuses, in excess of $100,000, and no director or executive officer was granted any stock appreciation rights or restricted stock awards.

                                                Annual Compensation

                                                                                      Long Term
                                                                                      Compensation
Name and Principal                                                Other Annual        Options (No.         All
Position                          Year       Salary      Bonus    Compensation        of Shares)           Other
---------------------             ----       -------     -----    ------------        -------------        -----
C.J. Lett, III                    1996                                     -0-        -all forfeited-         -0-
Fmr. President and CEO            1995       -0-         -0-               -0-        -no additional-
                                  1994       -0-         -0-               -0-        -no additional-
                                             -0-         -0-
Richard A. Green, Sr.             1996       -0-                           -0-        -none-                  -0-
President and CEO                                        -0-


Options/Grants
         During fiscal 1996, no new options were granted to the Company's Chief Executive Officer. No stock appreciations rights have been awarded to any executive officer of the Company in the last three fiscal years. No options were granted to any Officer or Director during the first quarter of Fiscal year 1997.

Options/Exercises
         During fiscal year ending December 31, 1996, no outstanding options were exercised.

Options/Terminated
         As of August 1, 1996, all outstanding options previously granted to the Officers of the Company were terminated by the Company and revoked by those Officers to whom they had previously been granted. As of the date of this Report, no options are outstanding.

                             SHAREHOLDERS' PROPOSALS
         Proposals by shareholders intended to be presented at the 1997 Annual Meeting of Shareholders must be received by the Company prior to January 1, 1998, in order for the proposals to be included in the proxy statement and proxy card relating to such meeting. It is suggested that proposals be submitted to the Company by certified mail, return receipt requested.

                         DISSENTERS' RIGHT OF APPRAISAL
         Under the laws of the State of Oklahoma, shareholders have certain rights of appraisal when a merger or consolidation is the subject of a vote at an annual meeting. The Company does not intend to consider a merger or other form of consolidation at the Meeting. The Company will respect any available rights of appraisal under applicable statute or common law, upon written notice and compliance with the procedures contained in the General Corporate Act of the State of Oklahoma for requesting and obtaining appraisals.

                                  OTHER MATTERS
         Management knows of no other business which is likely to be brought before the Meeting. If other matters not now known to management come before the Meeting, however, it is the intention of the persons named in the accompanying proxy to vote in accordance with their best judgment.

                       BY ORDER OF THE BOARD OF DIRECTORS,

                       Rick Green, Secretary by appointment by resolution of the
June 21, 1997          Board of Directors on June 10, 1997

         A COPY OF THE COMPANY'S FORM 10-KSB ANNUAL REPORT AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED UPON WRITTEN REQUEST, DIRECTED TO THE PRESIDENT OF THE COMPANY AT 10850 SWITZER RD., SUITE 111, DALLAS, TEXAS 75238, AT NO CHARGE TO THE SHAREHOLDER.

                               INSTRUMENT OF PROXY
             FOR THE 1997 ANNUAL GENERAL MEETING OF SHAREHOLDERS OF
                              TATONKA ENERGY, INC.

                       Meeting to be held on July 15, 1997
              at 10850 Switzer Rd., Suite 111, Dallas, Texas 75238

         THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT OF THE COMPANY

I, ____________________________________, the Undersigned, being a holder of shares of common stock of Tatonka Energy, Inc. (the "Company"), hereby appoint Richard A. Green, Sr. and Richard A. Green, Jr. as my proxies, each with the power to appoint his substitute, and hereby authorize them to represent and to vote, as designated below, all the shares of common stock of Tatonka Energy, Inc. on record of the Undersigned on June 11, 1997 ("Record Date"), at the Annual General Meeting of Shareholders, to be held on the 15th day of July, 1997, and atany adjournment thereof.

1. To grant authority to the Board of Directors to select the new Independent Auditors of the Company for the Fiscal Year ending December 31, 1997.

         FOR________                AGAINST_________ WITHHELD_________

2.       For the Election of Directors as follows:

                                                     FOR               WITHHELD
         JOE R. LOVE                                 ______            ______
         RICHARD A. GREEN, SR.                       ______            ______
         JOE P. FOOR                                 ______            ______

3. To transact any other business as may properly be transacted at such Meeting or at any adjournment thereof.

         FOR_______                         AGAINST__________


The Undersigned hereby revokes any proxy previously given.

WITNESS my hand this ________ day of ____________, 1997.


------------------------------------   -------------------------------------
NAME (PLEASE PRINT)                        SIGNATURE OF SHAREHOLDER

Address:_______________________________________________________________________

                              TATONKA ENERGY, INC.

                          NOTES TO INSTRUMENT OF PROXY
               FOR THE 1997 ANNUAL GENERAL MEETING OF SHAREHOLDERS
                            TO BE HELD July 15, 1997


1. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED ON ITEMS 1, 2 AND 3 AS THE SHAREHOLDER MAY HAVE SPECIFIED BY MARKING AN "X" OR OTHER MARK IN THE SPACES PROVIDED FOR THAT PURPOSE. IF NO CHOICE IS SPECIFIED, OR IF THE CHOICES INDICATED ARE ILLEGIBLE OR UNINTERPRETABLE, THE SHARES WILL BE VOTED AS IF THE SHAREHOLDER HAD SPECIFIED AN AFFIRMATIVE VOTE.

2. IF THE SHAREHOLDER DOES NOT WANT TO APPOINT THE PERSON NAMED IN THE INSTRUMENT OF PROXY, HE OR SHE SHOULD STRIKE OUT HIS NAME AND INSERT THE NAME OF THE PERSON HE WISHES TO ACT AS HIS OR HER PROXY. SUCH OTHER PERSON NEED NOT BE A SHAREHOLDER OF THE COMPANY.

3. The Instrument of Proxy will not be valid unless it is dated and signed by the Shareholder or by his or her attorney duly authorized by him or her in writing, or, if the Shareholder is a corporation, it must either be under its common seal or signed by a duly authorized officer or officers.

4. The Instrument of Proxy to be effective must be deposited with the Secretary at the main office of the Company at 10850 Switzer Rd., Suite 111, Dallas, Texas 75238, or with the Transfer Agent, Montreal Trust Company of Canada, at 510 Burrard Street, Vancouver, British Columbia, or at the office of the registered agent at One Leadership Square, 12th Floor, 211 N. Robinson, Oklahoma City, Oklahoma 73116, at least 48 hours before the time of the Meeting or adjournment thereof , or at any adjournment thereof at which the Proxy Instrument is to be used, or to the Chairman of the Meeting on the day of the Meeting or any adjournment thereof. In the case of revocation, the Proxy Instrument must be deposited at any time up to and including the last business day preceding the Meeting or adjournment thereof at which the Proxy Instrument is to be used, or to the Chairman of the Meeting on the day of the Meeting or any adjournment thereof.

5        THIS PROXY IS SOLICITED ON BEHALF OF THE MANAGEMENT OF THE COMPANY.

     (Name and Address as registered - please notify the Company of any changes)